                                                               EX-99.B(d)(1)(ii)

                           FEE AND EXPENSE AGREEMENT


     THIS AGREEMENT is made as of this 1st day of March, 2001 among Wells Fargo Funds Trust (the "Trust"), a Delaware business trust, for itself and on behalf of its series listed from time to time in Schedule A attached hereto (individually referred to as the "Fund" or collectively referred to as the "Funds"), Wells Fargo Core Trust, a Delaware business trust, and Wells Fargo Funds Management, LLC ("Funds Management" or the "Advisor"), a limited liability company organized under the laws of the State of Delaware.

     WHEREAS, each Trust is an open-end investment company registered under the Investment Company Act of 1940; and

     WHEREAS, Funds Management serves as investment advisor and/or administrator to each of the Funds pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and/or an administration agreement (the "Administration Agreement");

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Limitation on Total Operating Expense Ratios.  The Advisor hereby agrees
        --------------------------------------------
TO waive any advisory fees payable to it under the Investment Advisory Agreement, waive any administration fees payable to it under the Administration Agreement, and/or reimburse other expenses of the Funds or a class to the extent necessary to maintain a total operating expense ratio for each class of each Fund that does not exceed its capped operating expense ratio (each, a "Capped Operating Expense Ratio") as set forth from time to time in Schedule A attached hereto (each, a "Commitment").

     2.  Application of the Commitments to Tiered Funds.  A Fund that invests in
         ----------------------------------------------
shares of a money market Fund need not attribute the money market Fund's fees to the investing Fund's operating expenses. A non-WealthBuilder Fund that invests in shares of a Wells Fargo Core Trust portfolio or in shares of a non-money market Fund shall attribute the portfolio's or non-money market Fund's fees to the investing Fund's operating expenses. A WealthBuilder Fund that invests in shares of a Wells Fargo Core Trust portfolio or in shares of a non-money market Fund need not attribute the portfolio's or non-money market Fund's fees to the investing Fund's operating expenses.

     3.  Duration of  the Commitments.
         ----------------------------

         (a)  Initial Waiver.  The parties agree that Funds Management will
              --------------
maintain the Capped Operating Expense Ratios until the expiration/renewal date specified in Schedule A (the "Expiration/Renewal Date").

         (b)  Automatic Renewal of the Commitments.  The parties agree that each
              ------------------------------------
Commitment will renew automatically for a period of one year from each anniversary of the Expiration/Renewal Date unless, prior to such anniversary date: (i) Funds Management provides notice to the Board of Trustees to the effect that it has elected not to renew a Commitment for a full year with respect to one or more specified Funds or classes; (ii) Funds Management provides notice to the Board of Trustees to the effect that it has elected to reduce a listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes; and/or (iii) the Board of Trustees approves an increase to the listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes. The notice referred to in subparagraphs (i) and (ii), above, or in subparagraph (i) of Subsection 3(c), may take the form of presentation materials delivered to the Board of Trustees at or before a meeting of the Board, a presentation to the Board of Trustees at a meeting that is reflected in the minutes of such meeting, or written notice delivered to the Board of Trustees.

     (c)  Funds Management's Obligations Following Non-Renewal of a Commitment.
          --------------------------------------------------------------------
Following any non-renewal of a Commitment with respect to one or more specified Funds or classes pursuant to Subsection 3(b), Funds Management will nevertheless maintain the listed Capped Operating Expense Ratio of the Fund or class until such time as: (i) Funds Management provides notice to the Board of Trustees that it is reinstating the Commitment with respect to the Fund or class at the same or a reduced Capped Operating Expense Ratio, in which case the provisions of Subsection 3(b) shall govern thereafter; (ii) the Board of Trustees approves an increase in the listed Capped Operating Expense Ratio, in which case the provisions of Subsection 3(d) shall govern; or (iii) the Board of Trustees approves the elimination of any obligation to maintain a specified ratio.

     (d)  Board Approval of an Increase in a Capped Operating Expense Ratio.  If
          -----------------------------------------------------------------
the Board approves an increase in the listed Capped Operating Expense Ratio of a Fund or class, Funds Management's Commitment to maintain the higher Capped Operating Expenses Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b).

     4.  Modification; Amendment.  No modification or amendment to this
         -----------------------
Agreement shall be binding unless in writing and executed by Funds Management, the Trust and, if affected thereby, Wells Fargo Core Trust. Notwithstanding the foregoing, the parties hereby agree that the Schedules may be amended or supplemented by having Wells Fargo, the Trust and, if affected thereby, Wells Fargo Core Trust execute updated Schedules, without having such action constitute a modification or amendment to this Agreement. Among other matters, the parties intend that: (a) Schedule A shall be updated to reflect any additional Funds or classes that are established from time to time by the Trust and as to which a Capped Operating Expense Ratio is established; (b) Schedule A shall be updated to reflect any increases to Capped Operating Expense Ratios that have been approved by the Board of Trustees or any reductions in Capped Operating Expense Ratios that have been implemented pursuant to the notice provisions of Subsections 3(b) or 3(c); and (c) Schedule A shall designate any Funds or classes as to which a Commitment has not been renewed until (i) a Commitment is reinstated pursuant to Subsection 3(c) or 3(d), or (ii) the Board of Trustees approves the elimination of any obligation to maintain a specified ratio, at which time such Fund or class shall be moved to Schedule B.

     5.  Entire Agreement.  This Agreement supersedes the Amended and Restated
         ----------------
FEE and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Core Trust and Wells Fargo Bank, N.A. dated December 18, 2000, which amended and restated a similar agreement dated November 9, 1999, as amended May 9, 2000 and July 25, 2000. This Agreement constitutes the entire agreement of the parties with respect to its subject matter. Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. In addition, each provision herein shall be treated as separate and independent with respect to each Fund.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of March 1, 2001.

WELLS FARGO FUNDS TRUST, for itself and on behalf              WELLS FARGO FUNDS MANAGEMENT, LLC
of its series listed from time to time on the
Schedules attached hereto

By  /s/ C. David Messman                                              By  /s/ Andrew Owen
    ________________________                                             ___________________________
    C. David Messman                                                       Andrew Owen
    Secretary                                                              Vice President


WELLS FARGO CORE TRUST

By  /s/ C. David Messman
    _________________________
    C. David Messman
    Secretary

                                   SCHEDULE A
                                                          As of February 6, 2001

                            WELLS FARGO FUNDS TRUST
                        Capped Operating Expense Ratios

Name of Fund/Class                                         Capped Operating      Expiration/Renewal Date
                                                             Expense Ratio
--------------------------------------------------------------------------------------------------------
Aggressive Balanced-Equity
     Class I                                                              1.00%        January 31
--------------------------------------------------------------------------------------------------------
Arizona Tax-Free
     Class A                                                              0.77%        October 31
     Class B                                                              1.52%        October 31
     Class I                                                              0.60%        October 31
--------------------------------------------------------------------------------------------------------
Asset Allocation
     Class A                                                              0.99%        January 31*
     Class B                                                              1.74%        January 31*
     Class C                                                              1.74%        January 31*
     Class I                                                              1.00%        January 31*
--------------------------------------------------------------------------------------------------------
California Tax-Free
     Class A                                                              0.77%        October 31
     Class B                                                              1.52%        October 31
     Class C                                                              1.52%        October 31
     Class I                                                              0.60%        October 31
--------------------------------------------------------------------------------------------------------
California Limited Term Tax-Free
     Class A                                                              0.75%        October 31
     Class I                                                              0.60%        October 31
--------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Fund
     Class A                                                              0.65%        July 31
     Service Class                                                        0.45%        July 31
--------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Trust                                    0.20%        July 31
--------------------------------------------------------------------------------------------------------
Cash Investment Money Market Fund
     Class Service/Admin.                                                 0.48%        July 31
     Class I                                                              0.25%        July 31
--------------------------------------------------------------------------------------------------------
Colorado Tax-Free
     Class A                                                              0.60%        October 31
     Class B                                                              1.35%        October 31
     Class I                                                              0.60%        October 31
--------------------------------------------------------------------------------------------------------

------------------
* Initial Commitment extends to November 8, 2001. Thereafter, the Expiration/ Renewal Date is January 31.

--------------------------------------------------------------------------------------------------------
Corporate Bond Fund
     Class A                                                              1.00%       September 30
     Class B                                                              1.75%       September 30
     Class C                                                              1.75%       September 30
--------------------------------------------------------------------------------------------------------
Disciplined Growth                                                        1.00%       January 31
--------------------------------------------------------------------------------------------------------
Diversified Bond
     Class I                                                              0.70%       September 30
--------------------------------------------------------------------------------------------------------
Diversified Equity Fund
     Class A                                                              1.25%       January 31
     Class B                                                              2.00%       January 31
     Class C                                                              2.00%       January 31
     Class I                                                              1.00%       January 31
--------------------------------------------------------------------------------------------------------
Diversified Small Cap
     Class A                                                              1.40%       January 31
     Class B                                                              2.15%       January 31
     Class I                                                              1.20%       January 31
--------------------------------------------------------------------------------------------------------
Equity Income
     Class A                                                              1.10%       January 31**
     Class B                                                              1.85%       January 31**
     Class C                                                              1.85%       January 31**
     Class I                                                              0.85%       January 31**
--------------------------------------------------------------------------------------------------------
Equity Index
     Class A                                                              0.67%       January 31
     Class B                                                              1.41%       January 31
     Class O                                                              0.50%       January 31
--------------------------------------------------------------------------------------------------------
Equity Value
     Class A                                                              1.18%       January 31
     Class B                                                              1.93%       January 31
     Class C                                                              1.93%       January 31
     Class I                                                              1.00%       January 31
--------------------------------------------------------------------------------------------------------
Government Money Market
     Class A                                                              0.75%       July 31
     Class Service                                                        0.50%       July 31
--------------------------------------------------------------------------------------------------------
Growth
     Class A                                                              1.12%       January 31
     Class B                                                              1.87%       January 31
     Class I                                                              0.75%       January 31
--------------------------------------------------------------------------------------------------------

----------
** Initial Commitment extends to November 8, 2001. Thereafter, the Expiration/Renewal Date is January 31.

--------------------------------------------------------------------------------------------------------
Growth Balanced
     Class A                                                              1.15%       January 31
     Class B                                                              1.90%       January 31
     Class C                                                              1.90%       January 31
     Class I                                                              0.93%       January 31
--------------------------------------------------------------------------------------------------------
Growth Equity
     Class A                                                              1.50%       January 31
     Class B                                                              2.25%       January 31
     Class C                                                              2.25%       January 31
     Class I                                                              1.25%       January 31
--------------------------------------------------------------------------------------------------------
Income
     Class A                                                              1.00%       September 30
     Class B                                                              1.75%       September 30
     Class I                                                              0.75%       September 30
--------------------------------------------------------------------------------------------------------
Income Plus
     Class A                                                              1.10%       September 30
     Class B                                                              1.85%       September 30
     Class C                                                              1.85%       September 30
--------------------------------------------------------------------------------------------------------
Index
     Class I                                                              0.25%        January 31
--------------------------------------------------------------------------------------------------------
Index Allocation
     Class A                                                              1.30%       January 31
     Class B                                                              2.05%       January 31
     Class C                                                              2.05%       January 31
--------------------------------------------------------------------------------------------------------
Intermediate Government Income
     Class A                                                              0.96%       September 30
     Class B                                                              1.71%       September 30
     Class C                                                              1.71%       September 30
     Class I                                                              0.68%       September 30
--------------------------------------------------------------------------------------------------------
International
     Class A                                                              1.75%       January 31
     Class B                                                              2.50%       January 31
     Class I                                                              1.50%       January 31
--------------------------------------------------------------------------------------------------------
International Equity Fund
     Class A                                                              1.75%       January 31
     Class B                                                              2.50%       January 31
     Class C                                                              2.50%       January 31
     Class I                                                              1.50%       January 31
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Large Company Growth Fund
     Class A                                                              1.20%       January 31
     Class B                                                              1.75%       January 31
     Class C                                                              1.75%       January 31
     Class I                                                              1.00%       January 31
--------------------------------------------------------------------------------------------------------
LifePath Opportunity Fund***
     Class A                                                              1.30%       June 30
     Class B                                                              1.80%       June 30
     Class C                                                              1.80%       June 30
     Class I                                                              1.05%       June 30
--------------------------------------------------------------------------------------------------------
LifePath 2010 Fund***
     Class A                                                              1.30%       June 30
     Class B                                                              1.80%       June 30
     Class C                                                              1.80%       June 30
     Class I                                                              1.05%       June 30
--------------------------------------------------------------------------------------------------------
LifePath 2020 Fund***
     Class A                                                              1.30%       June 30
     Class B                                                              1.80%       June 30
     Class C                                                              1.80%       June 30
     Class I                                                              1.05%       June 30
--------------------------------------------------------------------------------------------------------

LifePath 2030 Fund***
     Class A                                                              1.30%       June 30
     Class B                                                              1.80%       June 30
     Class C                                                              1.80%       June 30
     Class I                                                              1.05%       June 30
--------------------------------------------------------------------------------------------------------
LifePath 2040 Fund***
     Class A                                                              1.30%       June 30
     Class B                                                              1.80%       June 30
     Class C                                                              1.80%       June 30
     Class I                                                              1.05%       June 30
--------------------------------------------------------------------------------------------------------
Limited Term Government Income
     Class A                                                              0.96%       September 30
     Class B                                                              1.71%       September 30
     Class I                                                              0.68%       September 30
--------------------------------------------------------------------------------------------------------

--------------------
*** The Board has approved extending the fee waivers of the Class B and C shares of each LifePath Fund until June 30, 2003 if shareholders approve advisory arrangements that would increase the net operating expense ratios of the Class B and Class C shares to 1.95% after June 30, 2002, as to be described in a proxy that is planned to be mailed in March 2001.

--------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund
     Class A                                                              1.40%        January 31
     Class B                                                              2.15%        January 31
     Class C                                                              2.15%        January 31
--------------------------------------------------------------------------------------------------------

Minnesota Intermediate  Tax-Free
     Class I                                                              0.60%        October 31
--------------------------------------------------------------------------------------------------------
Minnesota Tax-Free
     Class A                                                              0.60%        October 31
     Class B                                                              1.35%        October 31
     Class I                                                              0.60%        October 31
--------------------------------------------------------------------------------------------------------
Moderate Balanced
     Class I                                                              0.88%        January 31
--------------------------------------------------------------------------------------------------------
Money Market Fund
     Class A                                                              0.76%        July 31
     Class S/B                                                            1.51%        July 31
--------------------------------------------------------------------------------------------------------
Money Market Trust                                                        0.20%        July 31
--------------------------------------------------------------------------------------------------------
National Tax-Free
     Class A                                                              0.80%        October 31
     Class B                                                              1.55%        October 31
     Class C                                                              1.55%        October 31
     Class I                                                              0.60%        October 31
--------------------------------------------------------------------------------------------------------
National Limited Term Tax-Free
     Class I                                                              0.60%        October 31
--------------------------------------------------------------------------------------------------------
National Tax-Free Money Market
     Class A                                                              0.65%        July 31
--------------------------------------------------------------------------------------------------------
National Tax-Free Institutional Money Market
     Class Service                                                        0.45%        July 31
     Class I                                                              0.30%        July 31
--------------------------------------------------------------------------------------------------------
National Tax-Free Money Market Trust                                      0.20%        July 31
--------------------------------------------------------------------------------------------------------
Nebraska Tax-Free Fund
     Class I                                                              0.83%        October 31**
--------------------------------------------------------------------------------------------------------
Oregon Tax-Free
     Class A                                                              0.77%        October 31
     Class B                                                              1.52%        October 31
     Class I                                                              0.60%        October 31
--------------------------------------------------------------------------------------------------------
OTC Growth Fund
     Class O                                                              1.30%        January 31
--------------------------------------------------------------------------------------------------------
Overland Express Sweep Fund                                               1.25%        July 31
--------------------------------------------------------------------------------------------------------

-------------------
** Initial Commitment extends to November 8, 2001. Thereafter, the Expiration//Renewal Date is January 31.

--------------------------------------------------------------------------------------------------------
Prime Investment Money Market
     Class Service                                                        0.55%       July 31
--------------------------------------------------------------------------------------------------------
Small Cap Opportunities
     Class A                                                              1.40%       January 31
     Class B                                                              2.15%       January 31
     Class I                                                              1.25%       January 31
--------------------------------------------------------------------------------------------------------
Small Cap Growth
     Class A                                                              1.40%       January 31
     Class B                                                              2.15%       January 31
     Class C                                                              2.15%       January 31
     Class I                                                              1.20%       January 31
--------------------------------------------------------------------------------------------------------
Small Cap Value
     Class I                                                              1.25%       January 31
--------------------------------------------------------------------------------------------------------
Small Company Growth
     Class I                                                              1.25%       January 31
--------------------------------------------------------------------------------------------------------
Specialized Health Sciences Fund
     Class A                                                              1.65%       January 31
     Class B                                                              2.40%       January 31
     Class C                                                              2.40%       January 31
--------------------------------------------------------------------------------------------------------
Specialized Technology Fund
     Class A                                                              1.75%       January 31
     Class B                                                              2.15%       January 31
     Class C                                                              2.15%       January 31
--------------------------------------------------------------------------------------------------------
Stable Income
     Class A                                                              0.90%       September 30
     Class B                                                              1.65%       September 30
     Class I                                                              0.65%       September 30
--------------------------------------------------------------------------------------------------------
Strategic Income
     Class I                                                              0.80%       January 31
--------------------------------------------------------------------------------------------------------
Treasury Plus Money Market
     Class A                                                              0.65%       July 31
--------------------------------------------------------------------------------------------------------
Treasury Plus Institutional Money Market
     Class Service                                                        0.46%       July 31
     Class I                                                              0.25%       July 31
--------------------------------------------------------------------------------------------------------
Variable Rate Government
     Class A                                                              0.78%       September 30
--------------------------------------------------------------------------------------------------------
WealthBuilder Growth                                                      1.25%       September 30
--------------------------------------------------------------------------------------------------------
WealthBuilder Growth & Income                                             1.25%       September 30
--------------------------------------------------------------------------------------------------------
WealthBuilder Growth Balanced                                             1.25%       September 30
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
100% Treasury Money Market Fund
     Class A                                                              0.65%          July 31
     Service Class                                                        0.46%          July 31
--------------------------------------------------------------------------------------------------------

                                   Schedule B
                                                          As of February 6, 2001

                            WELLS FARGO FUNDS TRUST
                 Not Subject to Capped Operating Expense Ratios


Name of Fund/Class                                       Date of Removal
                                                         from Schedule A
--------------------------------------------------------------------------



                                      B-1